VIP3 P1_P2_P4 09/16

SUPPLEMENT DATED September 28, 2016

TO THE PROSPECTUSES DATED MAY 1, 2016

OF

Franklin Global Real Estate VIP Fund

Franklin Income VIP Fund

Franklin Mutual Global Discovery VIP Fund

Franklin Mutual Shares VIP Fund

Templeton Foreign VIP Fund

Templeton Growth VIP Fund

(Series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I.  For the Franklin Mutual Global Discovery VIP Fund, Templeton Foreign VIP Fund and Templeton Growth VIP Fund, the following is added to the “Fund Summary – Principal Risks” section:

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities values held by the Fund. Current political uncertainty surrounding the European Union (EU) and its membership, including the 2016 referendum in which the United Kingdom voted to exit the EU, may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe.

II. For all funds (excluding the Franklin Mutual Global Discovery VIP Fund and Franklin Mutual Shares VIP Fund), the “Fund Details – Principal Risks – Foreign Securities” section is revised to add the following as a second paragraph to the “Regional” sub-section:

The risk of investments in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU).  Political, economic and legal uncertainty may cause increased market volatility.  In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

III. For the Franklin Mutual Global Discovery VIP Fund and Franklin Mutual Shares VIP Fund, the “Fund Details – Principal Risks – Foreign Securities” section is revised to add the following:

Regional.   Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU).  Political, economic and legal uncertainty may cause increased market volatility.  In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Please keep this supplement with your Prospectus for future reference.